                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION


                               Washington, D.C.  20549




                                      FORM 8-K/A


                                    CURRENT REPORT




       Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934





                  Date of Report (Date of earliest event reported) :
                          OCTOBER 17, 1996 (AUGUST 30, 1996)




                              ESSEX PROPERTY TRUST, INC.
                (Exact name of registrant as specified in its charter)



MARYLAND                                1-13106              77-0369576
--------                                -------              ----------

(State or other jurisdiction           (Commission          (I.R.S. Employer
of incorporation or organization)       File Number)         Identification No.)



            777 CALIFORNIA AVENUE, PALO ALTO, CALIFORNIA          94304
            -------------------------------------------------------------
           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code : (415) 494-3700
                                                     --------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On August 30, 1996, Essex acquired Eastridge Apartments which was built in 1988 and contains 188 apartment units with 174,100 square feet located San Ramon, California. The contract price was approximately $19,200,000. The price includes the cost relating to the retirement of a land lease which occurred on September 27, 1996. The seller was PCA Canyon View Associates, L.P. Essex utilized proceeds from its August 14, 1996 offering of common stock to complete the acquisition.

On August 30 1996, Essex acquired Landmark Apartments which was built in 1990 and contains 285 apartment units with 282,900 square feet located in Hillsboro, Oregon. The contract price was $17,700,000. The seller was Metric Realty, an Illinois general partnership. Essex utilized proceeds from its August 14, 1996 offering of common stock to complete the acquisition.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The registrant hereby amends Item 7 by deleting sub parts A and B in their entirety and replacing such sections with:

(A) FINANCIAL STATEMENTS - AUDITED (ATTACHMENT "A")

Combined Historical Summary of Gross Income and Direct Operating Expenses for Camarillo Oaks, Treetops, Landmark and Eastridge Apartments for the Year Ended December 31, 1995.

(B) PRO FORMA FINANCIAL INFORMATION - UNAUDITED (ATTACHMENT "B")

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1996

Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1996

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995

(C) EXHIBITS

None

                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned, hereunto duly authorized.


                                       ESSEX PROPERTY TRUST, INC.


                                       By:  /s/ Mark J. Mikl
                                            ------------------------------
                                            Mark J. Mikl, Controller
                                            (Principal Accounting Officer)


                                       Date: October 17, 1996
                                             -----------------------------

                                    ATTACHMENT "A"




                   CAMARILLO OAKS, TREETOPS, LANDMARK AND EASTRIDGE

                   Combined Historical Summary of Gross Income and
                              Direct Operating Expenses

                                  December 31, 1995

                     (With Independent Auditors' Report Thereon)

                                    ATTACHMENT "A"

                   CAMARILLO OAKS, TREETOPS, LANDMARK AND EASTRIDGE

                   Combined Historical Summary of Gross Income and
                              Direct Operating Expenses

                             Year Ended December 31, 1995




                                       CONTENTS




                                                                            PAGE
                                                                            ----


Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . . . . 1


Combined Historical Summary of Gross Income and Direct Operating Expenses . .  2


Notes to Combined Historical Summary of Gross Income and Direct Operating
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

                                    ATTACHMENT "A"



              INDEPENDENT AUDITORS' REPORTINDEPENDENT AUDITORS  REPORT


The Board of Directors
Essex Property Trust, Inc.:

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (the Summary) of Camarillo Oaks, Treetops, Landmark and Eastridge (the Properties) for the year ended December 31, 1995. The Summary is the responsibility of management. Our responsibility is to express an opinion on the Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary was prepared to comply with the requirements of rule 3-14 of Regulation S-X of the Securities and Exchange Commission and excludes certain expenses, described in note 1, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the Summary referred to above presents fairly, in all material respects, the gross combined income and direct operating expenses, exclusive of expenses described in note 1, of Camarillo Oaks, Treetops, Landmark and Eastridge for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



San Francisco, California                        KPMG Peat Marwick LLP
September  18, 1996

                                    ATTACHMENT "A"

                   CAMARILLO OAKS, TREETOPS, LANDMARK AND EASTRIDGE

                   Combined Historical Summary of Gross Income and
                              Direct Operating Expenses


                             Year Ended December 31, 1995



Revenues:
    Rental income                                     $    8,971,675
    Other                                                    290,939
                                                      --------------

                                                           9,262,614
                                                      --------------

Operating expenses:
    Maintenance and repairs                                  949,097
    Real estate taxes                                        679,328
    Utilities                                                647,928
    Administrative                                           499,131
    Advertising                                              144,276
    Insurance                                                160,956
    Other                                                     35,617
                                                      --------------

                                                           3,116,333
                                                      --------------

Operating income                                      $    6,146,281
                                                      --------------
                                                      --------------

                                    ATTACHMENT "A"


                   CAMARILLO OAKS, TREETOPS, LANDMARK AND EASTRIDGE

               Notes to Combined Historical Summary of Gross Income and
                              Direct Operating Expenses

                             Year Ended December 31, 1995

(1) PROPERTIES AND ACCOUNTING PRESENTATION

    The Combined Historical Summary of Gross Income and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Camarillo Oaks, a 371-unit apartment community located in Camarillo, California, Treetops, a 172-unit apartment community located in Fremont, California, Landmark, a 285-unit apartment community located in Hillsboro, Oregon, and Eastridge, a 188-unit apartment community located in San Ramon, California.

    Treetops was acquired on January 31, 1996. The acquisition of Camarillo Oaks was completed on August 23, 1996. Landmark and Eastridge were acquired on August 30, 1996.

    In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees and income taxes as these expenses would not be comparable to the proposed future operations of the property.

    The acquisition of the property may result in a new valuation for purposes of determining future property tax assessments.

    Rental revenue is recognized on the accrual basis of accounting. Tenant leases are generally for a one year period or less.

(2) ESTIMATED TAXABLE OPERATING RESULTS AND CASH TO BE MADE AVAILABLE BY OPERATIONS (UNAUDITED)

    Pro forma cash available from operations and pro forma taxable income for 1995 are shown below. Pro forma taxable operating results are derived by deducting depreciation; however, as a Real Estate Investment Trust (REIT), Essex Property Trust, Inc. is not subject to federal income tax if it qualifies under the Internal Revenue Code ("Code") REIT provisions. That is, Essex Property Trust, Inc. is not subject to federal income tax if it distributes 95% of its taxable income and otherwise complies with the provisions of the Code. Essex Property Trust, Inc. intends to pay dividends in order to maintain its REIT status. Dividends paid to the REIT shareholders are classified as return of capital, dividend income or capital gains. Depreciation expense was estimated considering the purchase price of each property and the appropriate tax method of depreciation.

         Revenues                           $    9,262,614
         Operating expenses                      3,116,333
                                            --------------
         Cash available from operations          6,146,281
         Depreciation expense                    1,611,000
                                            --------------
         Taxable income                     $    4,535,281
                                            --------------
                                            --------------

                                    ATTACHMENT "B"

                              ESSEX PROPERTY TRUST, INC.
                    PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 AS OF  JUNE 30, 1996
                                     (Unaudited)
             (Dollars in thousands, except shares and per share amounts)


                                                                          PRO FORMA
                                                                        ADJUSTMENTS (2)
                                                                         ACQUISITION
                                                           HISTORICAL     PROPERTIES       PRO FORMA
                                                          ------------  -------------------------------
ASSETS
Real estate
  Rental properties
    Land and land improvements                           $     62,525    $    14,412     $   76,937
    Buildings and improvements                                223,188         43,238        266,426
                                                          -------------   ------------    -----------
                                                              285,713         57,650        343,363
  Less accumulated depreciation                               (43,041)                      (43,041)
                                                          -------------   ------------    -----------
                                                              242,672         57,650        300,322
  Investments                                                   8,589                         8,589
                                                          -------------   ------------    -----------
                                                              251,261         57,650        308,911

Cash and cash equivalents                                       5,710         (3,255)         2,455
Notes and other receivables                                     9,419                         9,419
Other assets                                                    7,099                         7,099
                                                          -------------   ------------    -----------
                                                         $    273,489    $    54,395     $  327,884
                                                          -------------   ------------    -----------
                                                          -------------   ------------    -----------

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable                                   $    141,792                       141,792
Lines of credit                                                12,843                        12,843
Accounts payable and accrued liabilities                        5,574                         5,574
Dividends payable                                               3,455                         3,455
Other liabilities                                               1,668                         1,668
                                                          -------------   ------------    -----------
  Total liabilities                                           165,332              0        165,332

Minority interest                                              25,660                        25,660

STOCKHOLDERS' EQUITY
  Common stock, $.0001 par value, 670,000,000 shares
    authorized, 6,275,000 shares issued and outstanding
    (Pro Forma 8,805,000 shares issued and outstanding)             1                             1
  Additional paid in capital                                  112,070         54,395        166,465
  Accumlulated deficit                                        (29,574)                      (29,574)
                                                          -------------   ------------    -----------
                                                               82,497         54,395        136,892

                                                          -------------   ------------    -----------
                                                         $    273,489    $    54,395     $  327,884
                                                          -------------   ------------    -----------
                                                          -------------   ------------    -----------


               See accompanying notes to Pro Forma financial statements

                                       Page B-1

                                    ATTACHMENT "B"

                              ESSEX PROPERTY TRUST, INC.
               PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                     (Unaudited)
             (Dollars in thousands, except shares and per share amounts)


                                                                          PRO FORMA ADJUSTMENTS (3)
                                                                         ----------------------------
                                                                         ACQUISITION    DISPOSITION
                                                           HISTORICAL    PROPERITIES    PROPERITIES      PRO FORMA
                                                          -------------  ----------------------------    ------------
REVENUES
  Rental                                                 $     22,004   $      4,088    $       701     $   25,391
  Interest and other income                                     1,304             78              8          1,374
                                                          -------------  -------------   ------------    ------------
                                                               23,308          4,166            709         26,765
EXPENSES
  Property operating expenses
    Maintenance and repairs                                     2,105            232             55          2,282
    Real estate taxes                                           1,769            302             69          2,002
    Utilities                                                   1,485            124             26          1,583
    Administrative                                              1,254            253             48          1,459
    Advertising                                                   290             70              6            354
    Insurance                                                     292             37             11            318
    Depreciation and amortization                               4,237            735            106          4,866
                                                          -------------  -------------   ------------    ------------
                                                               11,432          1,753            321         12,864
  Interest                                                      5,910             45            180          5,775
  Amortization of deferred financing costs                        426              1              8            419
  General and administrative                                      863              0              0            863
  Loss from hedge termination                                      39              0              0             39
                                                          -------------  -------------   ------------    ------------
    Total expenses                                             18,670          1,799            509         19,960
                                                          -------------  -------------   ------------    ------------

Income before gain on sales of real estate,
  minority interests and extraordinary item                     4,638          2,367            200          6,805

Gain on sales of real estate                                    2,409              0              0          2,409
                                                          -------------  -------------   ------------    ------------

Income before minority interests and
  extraordinary item                                            7,047          2,367            200          9,214

Minority interest                                              (1,100)          (540)           (45)        (1,595)
                                                          -------------  -------------   ------------    ------------
Income before extraordinary item                                5,947          1,827            155          7,619

Extraordinary item                                             (2,845)             0              0         (2,845)
                                                          -------------  -------------   ------------    ------------
Net income                                               $      3,102   $      1,827    $       155     $    4,774
                                                          -------------  -------------   ------------    ------------
                                                          -------------  -------------   ------------    ------------

PER SHARE DATA
  Net income per share from operations
    before extraordinary item                            $       0.95                                   $     0.87
  Extraordinary item - debt extinguishment                      (0.45)                                       (0.32)
                                                          -------------                                  ------------
  Net income per share                                   $       0.50                                   $     0.54
                                                          -------------                                  ------------
                                                          -------------                                  ------------
Weighted average number of shares
  outstanding during the period                             6,275,000                                    8,805,000
                                                          -------------                                  ------------
                                                          -------------                                  ------------

SUPPLEMENTAL INFORMATION - FUNDS FROM OPERATIONS
  Income before minority interest and
    extraordinary item                                   $      7,047   $      2,367    $       200     $    9,214
  Adjustments
    Depreciation and amortization                               4,237            735            106          4,866
    Adjustment for unconsolidated
      joint ventures                                              249              0              0            249
    Non-recurring items, including gain on
      sales of real estate and loss from
      hedge termination                                        (2,370)             0              0         (2,370)
    Minority interest - Pathways                                 (272)             0                          (272)
                                                          -------------  -------------   ------------    ------------
    Funds from operations                                $      8,891   $      3,102    $       306     $   11,687
                                                          -------------  -------------   ------------    ------------
                                                          -------------  -------------   ------------    ------------



               See accompanying notes to Pro Forma financial statements

                                       Page B-2

                                    ATTACHMENT "B"

                              ESSEX PROPERTY TRUST, INC.
               PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE TWELVE MONTHS ENDED  DECEMBER 31, 1995
                                     (Unaudited)
             (Dollars in thousands, except shares and per share amounts)


                                                                           PRO FORMA ADJUSTMENTS (2)
                                                                          --------------------------
                                                                         ACQUISITION    DISPOSITION
                                                           HISTORICAL    PROPERITIES    PROPERITIES      PRO FORMA
                                                          -------------  ----------------------------    ------------
REVENUES
  Rental                                                 $     41,640   $      9,525    $     1,813     $   49,352
  Interest and other income                                     2,300            175             23          2,452
                                                          -------------  -------------   ------------    ------------
                                                               43,940          9,700          1,836         51,804
EXPENSES
  Property operating expenses
    Maintenance and repairs                                     3,811            585            171          4,225
    Real estate taxes                                           3,371            735            191          3,915
    Utilities                                                   2,974            328            133          3,169
    Administrative                                              2,592            571            121          3,042
    Advertising                                                   299            147             34            412
    Insurance                                                     557             85             26            616
    Depreciation and amortization                               8,007          1,611            286          9,332
                                                          -------------  -------------   ------------    ------------
                                                               21,611          4,062            962         24,711
  Interest                                                     10,928            545            474         10,999
  Amortization of deferred financing costs                      1,355              8             23          1,340
  General and administrative                                    1,527              0              0          1,527
  Loss from hedge termination                                     288              0              0            288
                                                          -------------  -------------   ------------    ------------
    Total expenses                                             35,709          4,615          1,459         38,865
                                                          -------------  -------------   ------------    ------------

Income before gain on sales of real estate,
  minority interests and extraordinary item                     8,231          5,085            377         12,939

Gain on sales of real estate                                    6,013              0         (2,801)         8,814
                                                          -------------  -------------   ------------    ------------

Income before minority interests and
  extraordinary item                                           14,244          5,085         (2,424)        21,753

Minority interest                                              (3,486)        (1,159)           (86)        (4,559)
                                                          -------------  -------------   ------------    ------------
Income before extraordinary item                               10,758          3,926         (2,510)        17,194

Extraordinary item                                               (154)             0              0           (154)
                                                          -------------  -------------   ------------    ------------

Net income                                               $     10,604   $      3,926         (2,510)    $   17,040
                                                          -------------  -------------   ------------    ------------
                                                          -------------  -------------   ------------    ------------

PER SHARE DATA
  Net income per share from operations
    before extraordinary item                            $       1.71                                   $     1.95
  Extraordinary item - debt extinguishment                      (0.02)                                       (0.02)
                                                          -------------                                  ------------
  Net income per share                                   $       1.69                                   $     1.93
                                                          -------------                                  ------------
                                                          -------------                                  ------------

Weighted average number of shares
  outstanding during the period                             6,275,000                                    8,805,000
                                                          -------------                                  ------------
                                                          -------------                                  ------------

SUPPLEMENTAL INFORMATION - FUNDS FROM OPERATIONS
  Income before minority interest and
    extraordinary item                                   $     14,244   $      5,085         (2,424)    $   21,753
  Adjustments
    Depreciation and amortization                               8,007          1,611            286          9,332
    Adjustment for unconsolidated
      joint ventures                                              121              0              0            121
    Non-recurring items, including gain on
      sales of real estate and loss from
      hedge termination                                        (5,725)             0          2,801         (8,526)
    Minority interest - Pathways                                 (527)             0                          (527)
                                                          -------------  -------------   ------------    ------------
    Funds from operations                                $     16,120   $      6,696            663     $   22,153
                                                          -------------  -------------   ------------    ------------
                                                          -------------  -------------   ------------    ------------


               See accompanying notes to Pro Forma financial statements

                                       Page B-3

                                    ATTACHMENT "B"

                              ESSEX PROPERTY TRUST, INC.
            NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                         JUNE 30, 1996 AND DECEMBER 31, 1995
                                     (Unaudited)
             (Dollars in thousands, except shares and per share amounts)


(1) - OVERVIEW

On August 14, 1996, Essex Property Trust, Inc. sold 2,200,000 shares of common stock in a follow-on public offering for $22.75 per share. In addition, on August 20, 1996 the underwriters on this transaction exercised their "over-allotment" option and purchased and additional 330,000 shares for $22.75 per share. Essex Portfolio, L.P. (the "Operating Partnership" of which 82.6% is currently owned by Essex Property Trust, Inc.) has utilized these proceeds for property acquisitions and debt repayments.

Between January 31, 1996 and August 30, 1996, Essex consummated four property acquisitions and two property dispositions with independent third parties in "arms-lengths" transactions. Two property acquisitions occurred on August 30, 1996 and their terms are summarized in Item 2 of this filing. Below are the remaining property acquisitions and dispositions which occurred in 1996 and whose effects are reflected in these Pro Forma Financial Statements.

OTHER 1996 ACQUISITIONS

On January 31, 1996, Essex acquired Treetops Apartments which was built in 1978 and contains 172 apartment units with 131,200 square feet and is located in Fremont, California. The contract price was $10,725,000. Essex funded this acquisition by assuming an existing 8.5% fixed interest rate mortgage in the amount of $7,266,000 and the remainder was funded by Essex's lines of credit.
On August 14, 1996, Essex repaid the mortgage on the property with the proceeds from its secondary common stock offering. On August 22, 1996, Essex completed a $9,800,000 tax exempt bond financing for the property.

On August 23, 1996, Essex completed its acquisition of Camarillo Oaks Apartments for a contract price of $20,750,000. Camarillo Oaks is a 371-unit apartment property consisting of approximately 303,800 square feet located in Camarillo, California. Essex utilized proceeds from its August 14, 1996 offering of common stock and from the sale of a property to complete the acquisition. Essex is in the process of placing approximately $19,000,000 of tax-exempt financing on the property.

1996 DISPOSITIONS

On April 30, 1996, Essex sold Viareggio Apartments, a 116-unit, 89,615 square foot apartment community located in San Jose, California. The gross sales price was $10,610,000, resulting in a net gain of approximately $2,195,000. Essex used the proceeds to reduce indebtedness and to facilitate the acquisition of Camarillo Oaks.

On June 21, 1996, Essex sold Westbridge Apartments, a 92-unit, 104,560 square foot apartment community in Yuba City, California. The gross sales price was $3,700,000, resulting in a net gain of approximately $214,000. Essex used the proceeds to reduce outstanding indebtedness.


                                       Page B-4

                                    ATTACHMENT "B"


                              ESSEX PROPERTY TRUST, INC.
            NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                         JUNE 30, 1996 AND DECEMBER 31, 1995
                                     (Unaudited)
             (Dollars in thousands, except shares and per share amounts)


(2) - PRO FORMA BALANCE SHEET ADJUSTMENTS

The pro forma condensed consolidated balance sheet as of June 30, 1996 includes pro forma adjustments for property acquisitions subsequent to June 30, 1996. Real estate investments were increased by $57,650 based on the contracted acquisition prices. It is assumed that 75% of the increase in real estate investment will be allocated to buildings and improvements for purposes of depreciation. The acquisitions were purchased with proceeds from its August 14, 1996 offering of common stock. The detail of the increase in real estate investment based on each properties acquisition price is as follows:

Camarillo Oaks Apartments:        $20,750
Eastridge Apartments:             $19,200
Landmank Apartments:              $17,700
                                  -------
                                  $57,650
                                  -------
                                  -------

(3) - PRO FORMA STATEMENTS OF OPERATIONS ADJUSTMENTS

The pro forma condensed consolidated statement of operations for the six months ended June 30, 1996 and for the twelve months ended December 31, 1995 include the following proforma adjustments:


For Treetops Apartments, acquired on January 31, 1996, pro forma adjustment was made by taking its five months actual operating results through June 30, 1996 and semi annualizing or annualizing them for their inclusion in either the six months ended June 30, 1996 or the twelve months ended December 31, 1995 Pro Forma Statement of Operations, respectively.

For Viareggio Apartments and Westbridge Apartments, the Pro Forma Statements of Operations reflects the elimination of the actual results of operations. The twelve month ended December 31, 1995 Pro Forma Statement of Operation reflects the gain on sale of these properties as if the sales had occurred on January 1, 1995.

The properties acquired subsequent to June 30, 1996, Camarillo Oaks Apartments, Eastridge Apartments and Landmark Apartments were included in the six months ended June 30, 1996 or the twelve months ended December 31, 1995 Pro Forma Statements of Operations based on their respective semi-annualized or annualized internal operating budgets.


                                       Page B-5